SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No. 1)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                         UAL Corporation
 .................................................................
        (Name of Registrant as Specified In Its Charter)


 .................................................................
   (Name of Person(s) Filing Proxy Statement if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ............................................................

     2) Aggregate number of securities to which transaction applies:

     ............................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ............................................................

     4)  Proposed maximum aggregate value of transaction:

     ............................................................

     5)  Total fee paid:

     ............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     ............................................................
     2)  Form, Schedule or Registration Statement No.:
     ............................................................
     3)  Filing Party:
     ............................................................
     4)  Date Filed:
     ............................................................


  UAL SCRIPT OF VOTING PROCESS FOR HOLDERS OF UAL COMMON STOCK

THANK YOU FOR VOTING YOUR UAL CORPORATION PROXY.  YOUR PHONE VOTE
AUTHORIZES THE INDIVIDUALS NAMED ON THE FRONT OF THE PROXY CARD
TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED
AND RETURNED THE CARD.

PLEASE ENTER THE 6 DIGIT CONTROL NUMBER NOW, WHICH APPEARS
DIRECTLY ABOVE THE WORDS DEAR STOCKHOLDER IN THE "TELEPHONE
VOTING INSTRUCTIONS" SECTION OF YOUR PROXY CARD.

IF YOU WISH TO VOTE FOR ALL OF THE RECOMMENDATIONS OF THE BOARD
OF DIRECTORS PRESS 1 NOW.

Wait two seconds.  If 1 is pressed  - system goes to closing A.

IF YOU DO NOT WISH TO VOTE FOR THE RECOMMENDATIONS OF THE BOARD
OF DIRECTORS PRESS 9 NOW.

Wait two seconds.  If 9 is pressed - system goes to closing B.

CLOSING A:  YOU HAVE VOTED ALL PROPOSALS AS RECOMMENDED BY THE
BOARD.  IF THIS IS CORRECT, PRESS 1.  IF THIS IS INCORRECT, PRESS
0.

If 1 is pressed - go to speech 1.  If 0 is pressed - go to speech
2.

Speech 1:  THANK YOU FOR VOTING.

Speech 2:  YOUR VOTES HAVE BEEN CANCELLED.  PLEASE SIGN, MARK AND
RETURN YOUR PROXY IN THE ENVELOPE PROVIDED, OR YOU MAY CALL
AGAIN.  THANK YOU.

CLOSING B:  YOU HAVE VOTED AGAINST ALL OF THE BOARD OF DIRECTORS
RECOMMENDATIONS. IF THIS IS CORRECT, PRESS 1.  IF THIS IS
INCORRECT, PRESS 0.

If 1 is pressed - go to speech 1.  If 0 is pressed - go to speech
2

Speech 1:  THANK YOU FOR VOTING.

Speech 2:  YOUR VOTES HAVE BEEN CANCELLED.  PLEASE SIGN, MARK AND
RETURN YOUR PROXY IN THE ENVELOPE PROVIDED, OR YOU MAY CALL
AGAIN.  THANK YOU.